UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing Party:

(4)     Date Filed:

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

Please detach at perforation before mailing.

PROXY CARD	ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 9, 2020

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned stockholder of Common Stock of ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. (the “Company”), hereby appoints BRYAN J. MERRYMAN and TRACY D. WOJCIK, and each of them, as Proxies for the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held on January 9, 2020, at 10:00 a.m. MST, at The DoubleTree Hotel, 501 Camino Del Rio, Durango, Colorado 81301 (the "Annual Meeting"), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement, the terms of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.

This proxy, when properly executed, will be voted as specified. If this Proxy is executed but no specification is made, the votes entitled to be cast by the undersigned will be voted in accordance with the Board of Director’s recommendations. The votes entitled to be cast by the Proxy holder(s) will be cast in the discretion of the Proxy holder(s) on any other matter that may properly come before the Annual Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

RMC_31036_121919

EVERY VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. Annual Meeting of Stockholders to Be Held on January 9, 2020.

The Proxy Statement, Annual Report on Form 10-K and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/geo-31036

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals – THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSALS 1, 2, 3 AND 1 YEAR ON PROPOSAL 4.
1.	Elect seven directors to the Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified:
		FOR	WITHHOLD		FOR	WITHHOLD		FOR	WITHHOLD
	01. Franklin E. Crail	☐	☐	04. Tariq Farid	☐	☐	07. Mary K. Thompson	☐	☐
	02. Bryan J. Merryman	☐	☐	05. Scott G. Capdevielle	☐	☐
	03. Brett P. Seabert	☐	☐	06. Andrew T. Berger	☐	☐

2.	Ratify the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2020.							FOR AGAINST ABSTAIN ☐ ☐ ☐

3.	Advisory vote to approve the compensation of the Company’s named executive officers.							FOR AGAINST ABSTAIN ☐ ☐ ☐

4.	Advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.							1YEAR 2YEARS 3YEARS ABSTAIN ☐ ☐ ☐ ☐

5.	Transact such other business as may properly come before the meeting.

B	Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
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